EXHIBIT 99

CONTACTS:
	Investors:	REGIS CORPORATION:
Paul D. Finkelstein – Chairman & CEO
Randy L. Pearce – Executive Vice President, CFO
Kyle P. Didier – Vice President, Finance
(952) 947-7000
For Immediate Release
	Media:	BERNS COMMUNICATIONS GROUP:
Melissa Jaffin/Michael McMullan
(212) 994-4660

REGIS REPORTS FISCAL SECOND QUARTER 2005 RESULTS
-Second Quarter EPS of $0.58 In Line with Revised Guidance-

     MINNEAPOLIS, January 26, 2005 — Regis Corporation (NYSE:RGS), the global leader in the $150 billion hair care industry, today reported financial results for its fiscal second quarter ended December 31, 2004.

     Consolidated second quarter revenues increased 14 percent to a record $537 million compared to $472 million a year ago. Same-store sales increased 0.4 percent. Second quarter net income decreased three percent to $26.8 million, or $0.58 per diluted share.

     “We are obviously disappointed with our second quarter results,” commented Paul D. Finkelstein, chairman and chief executive officer. “Our second quarter earnings are heavily weighted in the month of December. Unfortunately, we experienced a significant drop-off in traffic during the final two weeks of this month. As a result, we were not able to meet our earnings objectives.”

     During the quarter, Regis Corporation added a net total of 256 locations. The Company constructed 124 salons and franchisees built 77 salons. During the quarter, the Company acquired 69 salons, including nine franchise buybacks, 91 hair restoration centers and four beauty schools. A total of 100 salons were closed or relocated during the quarter.

Fiscal Year 2005 Outlook

     “Our outlook for the remainder of fiscal year 2005 has not changed,” commented Mr. Finkelstein. “However, due to the reclassified income statement, we are providing detailed fiscal year guidance.”

The following points pertain to the fiscal year ending June 30, 2005:

•	Including anticipated acquisitions, earnings per diluted share are expected to increase to a range of $2.35 to $2.47, an increase of three to eight percent compared to last year.

•	Including anticipated salon acquisitions, consolidated revenue is forecasted to grow 14 percent to approximately $2.2 billion. Consolidated same-store sales are forecasted to increase approximately 1.0 percent.

•	Service margins are projected to be in the upper 43 percent range of service revenue.

•	Product margins are projected to be in the mid 47 percent range of product revenue.

•	Site operating expenses are projected to be in the low eight percent range of consolidated revenue.

•	General and administrative expense is projected to in the mid 11 percent range of consolidated revenue.

•	Rent expense is projected to be 14 percent of consolidated revenue.

•	Depreciation and amortization is projected to be four percent of consolidated revenue.

•	Operating income is projected to be in the high eight percent range of consolidated revenue.

•	Interest expense is projected to be approximately $25 million.

•	The effective income tax rate is projected to be 35 percent.

•	We plan to build 550 to 600 new corporate salons and we anticipate franchisees to build approximately 300 franchised salons, excluding salon closures.

•	Net of salon closures, relocations and franchise buybacks, we plan to add over 1,000 salons.

•	Excluding acquisitions, capital expenditures are projected to be $100 to $115 million, including $40 million for salon maintenance.

•	We anticipate spending $90 to $100 million to acquire up to 500 salons and up to an additional $60 million to acquire beauty schools.

•	Total debt could reach $610 million, with debt-to-capitalization projected to be in the low 40 percent range.

     Regis Corporation will broadcast its second quarter conference call live on the internet, Wednesday, January 26, 2005 at 10:00 a.m. Central Time. Interested parties are invited to listen by logging onto www.regiscorp.com. An archive of the conference call will be available at this website shortly after the conclusion of the live broadcast. Regis Corporation will release January 2005 revenue results, including same-store sales, on February 7, 2005.

     Regis Corporation (RGS) is the industry leader in three distinct, but related, hair service businesses; beauty salons, hair restoration centers and beauty schools. As of December 31, 2004, the Company owned or franchised 10,412 hair salons, 91 hair restoration centers and 15 beauty schools operating under concepts such as Supercuts, Jean Louis David, Vidal Sassoon, Regis Salons, MasterCuts, Trade Secret, SmartStyle, Cost Cutters and Hair Club for Men and Women. These concepts are located in the US and in ten other countries throughout North America and Europe. For additional information about the Company, including managements’ current financial outlook and a reconciliation of non-GAAP financial information, please visit the Investor Information section of the corporate website at www.regiscorp.com.

     This press release contains “forward-looking statements” within the meaning of the federal securities laws, including statements concerning anticipated future events and expectations that are not historical facts. These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward–looking statements in this document reflect management’s best judgment at the time they are made, but all such statements are subject to numerous risks and uncertainties, which could cause actual results to differ materially from those expressed in or implied by the statements herein. Such forward-looking statements are often identified herein by use of words including, but not limited to, “may,” “believe,” “project,” ”forecast,” “expect,” “estimate,” “anticipate,” and “plan.” In addition, the following factors could affect the Company’s actual results and cause such results to differ materially from those expressed in forward-looking statements. These factors include competition within the personal hair care industry, which remains strong, both domestically and internationally, and price sensitivity; changes in economic condition; changes in consumer tastes and fashion trends; labor and benefit costs; legal claims; risk inherent to international development (including currency fluctuations); the continued ability of the Company and its franchisees to obtain suitable locations for new salon development; governmental initiatives such as minimum wage rates, taxes and possible franchise legislation; the ability of the Company to successfully identify and acquire salons and beauty schools that support its growth objectives; or other factors not listed above. The ability of the Company to meet its expected revenue growth is dependent on salon acquisitions, new salon construction and same-store sales increases, all of which are affected by many of the aforementioned risks. Additional information concerning potential factors that could affect future financial results is set forth in the Company’s Annual Report on Form 10-K for the year ended June 30, 2004 and included in Form S-3 Registration Statement filed with the Securities and Exchange Commission on June 4, 2004. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. However, your attention is directed to any further disclosures made in our subsequent annual and periodic reports filed or furnished with the SEC on Forms 10-K, 10-Q and 8-K and Proxy Statements on Schedule 14A.

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(TABLES TO FOLLOW)

REGIS CORPORATION (NYSE:RGS)
CONSOLIDATED BALANCE SHEET (Unaudited)
as of December 31, 2004 and June 30, 2004
(Dollars in thousands, except per share amounts)

	December 31,	June 30,
	2004	2004
ASSETS
Current assets:
Cash and cash equivalents	$118,333	$73,567
Receivables, net	45,771	35,033
Inventories	173,652	161,304
Deferred income taxes	14,373	15,285
Other current assets	28,370	28,253

Total current assets	380,499	313,442

Property and equipment, net	411,644	381,903
Goodwill	625,586	457,140
Other intangibles, net	210,751	79,174
Other assets	52,085	40,200

Total assets	$1,680,565	$1,271,859

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Long-term debt, current portion	$6,368	$19,128
Accounts payable	66,225	53,112
Accrued expenses	159,921	129,721

Total current liabilities	232,514	201,961

Long-term debt	513,295	282,015
Other noncurrent liabilities	164,828	100,322

Total liabilities	910,637	584,298

Shareholders’ equity:
Preferred stock, authorized 250,000 shares at December 31, 2004 and June 30, 2004
Common stock, $.05 par value; issued and outstanding, 44,661,488 and 44,283,949 common shares at December 31, 2004 and June 30, 2004, respectively	2,228	2,214
Additional paid-in capital	230,550	220,204
Accumulated other comprehensive income	62,502	40,642
Retained earnings	474,648	424,501

Total shareholders’ equity	769,928	687,561

Total liabilities and shareholders’ equity	$1,680,565	$1,271,859

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REGIS CORPORATION (NYSE:RGS)
CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
(Dollars in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	December 31,		December 31,
	2004	2003	2004	2003
Revenues:
Service	$357,147	$306,630	$696,582	$609,582
Product	160,249	147,442	308,368	287,102
Royalties and fees	19,936	18,380	38,604	36,489

	537,332	472,452	1,043,554	933,173

Operating expenses:
Cost of service	203,604	171,452	396,190	341,853
Cost of product	84,392	76,902	161,976	151,215
Site operating expenses	44,751	39,154	88,052	77,701
General and administrative	64,105	54,429	121,806	107,873
Rent	74,670	64,759	146,719	127,818
Depreciation and amortization	20,765	18,673	40,560	36,299

Total operating expenses	492,287	425,369	955,303	842,759

Operating income	45,045	47,083	88,251	90,414

Other income (expense):
Interest	(5,467)	(3,851)	(9,775)	(8,219)
Other, net	1,024	331	1,701	671

Income before income taxes	40,602	43,563	80,177	82,866

Income taxes	(13,838)	(15,901)	(27,934)	(30,246)

Net income	$26,764	$27,662	$52,243	$52,620

Net income per share:
Basic	$0.60	$0.63	$1.18	$1.20

Diluted	$0.58	$0.60	$1.13	$1.15

Weighted average common and common equivalent shares outstanding:
Basic	44,534	43,893	44,423	43,795

Diluted	46,468	45,973	46,359	45,835

Cash dividends declared per common share	$0.04	$0.03	$0.08	$0.06

A historical model of Regis Corporation’s quarterly results in this format is available in the Investor Information section of the corporate website at www.regiscorp.com. Click on “Financial Reports”.

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REGIS CORPORATION (NYSE:RGS)
CONSOLIDATED STATEMENT OF CASH FLOWS
(Dollars in thousands)

	Six Months Ended December 31,
	2004	2003
Cash flows from operating activities:
Net income	$52,243	$52,620
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	38,137	34,888
Amortization	2,423	1,724
Deferred income taxes	4,462	5,901
Other	595	179

Changes in operating assets and liabilities*:
Receivables	(1,265)	(2,408)
Inventories	(8,407)	4,883
Other current assets	1,546	(1,950)
Other assets	(6,836)	(2,870)
Accounts payable	7,221	881
Accrued expenses	15,075	14,057
Other noncurrent liabilities	7,341	5,826

Net cash provided by operating activities	112,535	113,731

Cash flows from investing activities:
Capital expenditures	(46,709)	(34,404)
Proceeds from sale of assets	602	95
Business and salon acquisitions, net of cash acquired	(244,743)	(33,611)

Net cash used in investing activities	(290,850)	(67,920)

Cash flows from financing activities:
Borrowings on revolving credit facilities	890,315	385,175
Payments on revolving credit facilities	(760,633)	(396,150)
Proceeds from issuance of long-term debt	100,000	11,860
Repayments of long-term debt	(17,226)	(20,110)
Other, primarily increase (decrease) in negative book cash balances	2,672	(8,838)
Dividends paid	(3,555)	(2,631)
Repurchase of common stock	(442)	(3,373)
Proceeds from issuance of common stock	6,425	10,390

Net cash provided by (used in) financing activities	217,556	(23,677)

Effect of exchange rate changes on cash and cash equivalents	5,525	3,568

Increase in cash and cash equivalents	44,766	25,702

Cash and cash equivalents:
Beginning of period	73,567	55,454

End of period	$118,333	$81,156

*	Changes in operating assets and liabilities do not include assets and liabilities assumed through acquisitions.

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REGIS CORPORATION (NYSE:RGS)
Salon / School/ Hair Restoration Center Counts and Revenues

	December 31,	June 30,
	2004	2004
SYSTEM-WIDE LOCATIONS:
Company-owned salons	6,488	6,227
Franchise salons	3,924	3,924
Beauty career schools	15	11
Company-owned hair restoration centers	42	—
Franchise hair restoration centers	49	—

	10,518	10,162

SALON LOCATION SUMMARY

	December 31,	June 30,
	2004	2004
NORTH AMERICAN SALONS:
REGIS SALONS
Open at beginning of period	1,085	1,095
Salons constructed	21	33
Acquired	—	4
Less relocations	10	10

Salon openings	11	27
Conversions	—	(2)
Salons closed	(14)	(35)

Total, Regis Salons	1,082	1,085

MASTERCUTS
Open at beginning of period	604	590
Salons constructed	25	34
Acquired	—	3
Less relocations	7	9

Salon openings	18	28
Conversions	—	1
Salons closed	(2)	(15)

Total, Mastercuts	620	604

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	December 31,	June 30,
	2004	2004
TRADE SECRET
Company-owned salons:
Open at beginning of period	549	517
Salons constructed	30	26
Acquired	7	12
Franchise buybacks	—	2
Less relocations	9	5

Salon openings	28	35
Conversions	—	1
Salons closed	(5)	(4)

Total company-owned salons	572	549

Franchise salons:
Open at beginning of period	24	25
Salons constructed	—	1
Acquired	—	—

Salon openings	—	1
Franchise buybacks	—	(2)
Salons closed	—	—

Total franchise salons	24	24

Total, Trade Secret	596	573

SMARTSTYLE/COST CUTTERS IN WAL-MART
Company-owned salons:
Open at beginning of period	1,263	1,033
Salons constructed	80	174
Acquired	—	—
Franchise buybacks	7	61
Less relocations	—	—

Salon openings	87	235
Conversions	—	—
Salons closed	(2)	(5)

Total company-owned salons	1,348	1,263

Franchise salons:
Open at beginning of period	201	230
Salons constructed	13	33
Acquired	—	—
Less relocations	—	—

Salon openings	13	33
Conversions	—	—
Franchise buybacks	(7)	(61)
Salons closed	—	(1)

Total franchise salons	207	201

Total, SmartStyle/Cost Cutters in Wal-Mart	1,555	1,464

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	December 31,	June 30,
	2004	2004
STRIP CENTERS
Company-owned salons:
Open at beginning of period	2,310	1,928
Salons constructed	68	166
Acquired	51	162
Franchise buybacks	60	133
Less relocations	12	8

Salon openings	167	453
Conversions	(3)	(8)
Salons closed	(39)	(63)

Total company-owned salons	2,435	2,310

Franchise salons:
Open at beginning of period	2,105	2,172
Salons constructed	77	146
Acquired (2)	—	—
Less relocations	5	10

Salon openings	72	136
Conversions	4	8
Franchise buybacks	(60)	(133)
Salons closed	(28)	(78)

Total franchise salons	2,093	2,105

Total, Strip Centers	4,528	4,415

INTERNATIONAL SALONS (1)
Company-owned salons:
Open at beginning of period	416	395
Salons constructed	21	19
Acquired	9	18
Franchise buybacks	—	10

Salon openings	30	47
Conversions	—	—
Salons closed	(15)	(26)

Total company-owned salons	431	416

Franchise salons:
Open at beginning of period	1,594	1,627
Salons constructed	51	88
Acquired (2)	—	—

Salon openings	51	88
Conversions	(1)	—
Franchise buybacks	—	(10)
Salons closed	(44)	(111)

Total franchise salons	1,600	1,594

Total international salons	2,031	2,010

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	December 31,	June 30,
	2004	2004
TOTAL SYSTEM-WIDE LOCATIONS
Company-owned salons:
Open at beginning of period	6,227	5,558
Salons constructed	245	452
Acquired	67	199
Franchise buybacks	67	206
Less relocations	38	32

Salon openings	341	825
Conversions	(3)	(8)
Salons closed	(77)	(148)

Total company-owned salons	6,488	6,227

Franchise salons:
Open at beginning of period	3,924	4,054
Salons constructed	141	268
Acquired (2)	—	—
Less relocations	5	10

Salon openings	136	258
Conversions	3	8
Franchise buybacks	(67)	(206)
Salons closed	(72)	(190)

Total franchise salons	3,924	3,924

Beauty career schools:
Open at beginning of period	11	5
Acquired	4	6

Salon openings	4	6

Total beauty career schools	15	11

Company-owned hair restoration centers:
Acquired	42	—

Salon openings	42	—

Total company-owned hair restoration centers	42	—

Franchise hair restoration centers:
Acquired	49	—

Salon openings	49	—

Total franchise hair restoration centers	49	—

Grand total, system-wide	10,518	10,162

(1)	Canadian and Puerto Rican salons are included in the Regis Salons, Strip Center, MasterCuts and Trade Secret concepts and not included in the International salon totals.

(2)	Represents primarily the acquisition of franchise networks.

Relocations represent a transfer of location by the same salon concept.

Conversions represent the transfer of one salon concept to another concept.

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		(Dollars in thousands)
	Three Months Ended		Six Months Ended
	December 31,		December 31,
	2004	2003	2004	2003
Revenues:

North American Salons:
Regis Salons	$118,870	$118,731	$235,327	$236,686
MasterCuts	44,003	43,671	86,522	87,217
Trade Secret	69,131	65,051	130,592	123,992
SmartStyle	84,400	69,964	166,683	138,411
Strip Centers	148,914	123,521	294,622	249,165
International salons	55,597	47,810	107,335	90,952
Beauty career schools	8,032	3,704	14,088	6,750
Hair restoration centers	8,385	—	8,385	—

	$537,332	$472,452	$1,043,554	$933,173

Included in the table above are franchise royalties and fees of $19,936 and $18,380 for the three months ended December 31, 2004 and 2003, respectively, and $38,604 and $36,489 for the six months ended December 31, 2004 and 2003, respectively.

Financial information concerning the Company’s salon, school and hair restoration businesses is shown in the following tables. A historical model of Regis Corporation’s quarterly results in this format is available in the Investor Information section of the corporate website at www.regiscorp.com. Click on “Financial Reports”.

	For the Three Months Ended December 31, 2004
		Beauty Career	Hair Restoration	Unallocated
(Dollars in thousands)	Salons	Schools	Centers	Corporate	Consolidated
Revenues:
Service	$343,290	$7,597	$6,260	$—	$357,147
Product	158,317	435	1,497	—	160,249
Royalties and fees	19,308	—	628	—	19,936

	520,915	8,032	8,385	—	537,332

Operating expenses:
Cost of service	198,945	2,143	2,516	—	203,604
Cost of product	83,241	363	788	—	84,392
Site operating expenses	43,474	797	480	—	44,751
General and administrative	35,706	1,471	1,818	25,110	64,105
Rent	73,448	617	510	95	74,670
Depreciation and amortization	17,224	233	708	2,600	20,765

Total operating expenses	452,038	5,624	6,820	27,805	492,287

Operating income	68,877	2,408	1,565	(27,805)	45,045

Other income (expense):
Interest	—	—	—	(5,467)	(5,467)
Other, net	—	—	—	1,024	1,024

Income before income taxes	$68,877	$2,408	$1,565	$(32,248)	$40,602

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	For the Three Months Ended December 31, 2003
		Beauty Career	Hair Restoration	Unallocated
(Dollars in thousands)	Salons	Schools	Centers	Corporate	Consolidated
Revenues:
Service	$303,084	$3,546	$—	$—	$306,630
Product	147,284	158	—	—	147,442
Royalties and fees	18,380	—	—	—	18,380

	468,748	3,704	—	—	472,452

Operating expenses:
Cost of service	170,369	1,083	—	—	171,452
Cost of product	76,804	98	—	—	76,902
Site operating expenses	38,656	498	—	—	39,154
General and administrative	31,928	315	—	22,186	54,429
Rent	64,407	255	—	97	64,759
Depreciation and amortization	16,350	59	—	2,264	18,673

Total operating expenses	398,514	2,308	—	24,547	425,369

Operating income	70,234	1,396	—	(24,547)	47,083

Other income (expense):
Interest	—	—	—	(3,851)	(3,851)
Other, net	—	—	—	331	331

Income before income taxes	$70,234	$1,396	$—	$(28,067)	$43,563

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